a Series of Northern Lights Fund Trust

MPDAX

Supplement dated February 22, 2010, to Prospectus dated December 18, 2009.

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This supplement is provided to (i) clarify and expand upon the Prospectus disclosures describing the Fund’s principal investment strategies and (ii) to notify shareholders that, effective March 30, 2010, the Fund's adviser will no longer use the services of a sub-adviser to assist in the management of the Fund's Subsidiary.

Effective immediately, on page 2 of the Prospectus, the second sentence of the second paragraph under the heading "Principal Investment Strategies" is modified as follows.

The Subsidiary will invest primarily (long and short) in commodity and financial futures, option and swap contracts, each directly or indirectly through exchange-traded funds and exchange-traded notes, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions..

Effective March 30, 2010, Barclays Capital Fund Solutions-Americas ("Barclays"), a division of Barclays Capital Inc., which is an indirect subsidiary of Barclays PLC, will no longer serve as investment sub-adviser to the Fund's Subsidiary.  The Fund's adviser, Montebello Partners, LLC, will continue to serve as manager and investment adviser for the Subsidiary.  All references to Barclays are hereby deleted.

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This Supplement, and the Prospectus dated December 18, 2009, each provide information that you should know before investing in the Fund and should be retained for future reference.  Additional information is included in the Statement of Additional Information of the Fund dated December 18, 2009, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-464-3111.  The Supplement and Prospectus are also available without charge by visiting www.thebetafund.com.

Please retain this Supplement for future reference.